UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following blog post was released by Virgin America Inc. at blog.virginamerica.com on April 27, 2016.

ELEVATE JUST GOT EVEN SWEETER

We’re pleased to share a few new improvements we’re rolling out today that will make it even easier for you to strike Elevate Gold or Silver status and rack up even more Bonus Points. Here’s the low-down:

Rack up even more Bonus Points

We are ramping up the number of Bonus Reward points that Elevate Gold and Elevate Silver members earn for every Virgin America flight they purchase:

•	Elevate Silver Members will now earn 50% more points above the base rate of 5 points per $1 of spend, up from 25%. This represents a total of 7.5 points per $1 spent.

•	Elevate Gold Members will now earn 140% more points above the base rate of 5 points per $1 of spend, up from 100%. This represents a total of 12 points per $1 spent.

Achieve status more easily with our new flight counter:

For Status in 2016, Virgin America travelers will earn status based on either the number of flights they take or the amount they spend purchasing flights. Reward flights will also be counted towards achieving status. The new flight counter will make it around 70 percent easier to maintain and achieve status with Elevate® and will count all flight activity since 1/1/2016. Members can view their flight counts in their account on the website from today.

•	To achieve Silver Status, Members will either need to complete 15 flights or earn 20,000 Status Credits from flight purchases, at a rate of 5 credits per $1.

•	To achieve Gold Status, Members will either need to complete 30 flights or earn 50,000 Status Credits from flight purchases, at a rate of 5 credits per $1.

Summary of Status Changes:

	To Achieve Silver Status		Bonus Points once Silver (above base rate of 5 points per $1 of spend)	To Achieve Gold Status		Bonus Points once Gold (above base rate of 5 points per $1 of spend)

OLD	Earn 20,000 Status Credits at 5 credits per $1		25% Bonus (total of 6.25 points per $1)	Earn 20,000 Status Credits at 5 credits per $1		100% Bonus (total of 10 points per $1)

NEW	Either:		50% Bonus (total of 7.5 points per $1)	Either:		140% Bonus (total of 12 points per $1)
	1)	Earn 20,000 Status Credits at 5 credits per $1; OR		1)	Earn 50,000 Status Credits at 5 credits per $1; OR
	2)	Complete 15 Flights		2)	Complete 30 Flights

Addition of JetBlue Mosaic for Gold Status Match:

We are also expanding our Status Match program with the addition of JetBlue Mosaic status for eligible upgrades to Elevate Gold Status. JetBlue Mosaic members will be upgraded to Elevate® Gold simply by joining the program and applying online. It builds on the current program which offers status match to status holders with United Airlines, American Airlines, Delta Air Lines, Southwest Airlines and now JetBlue. Members can enjoy Gold status perks for three months, plus the opportunity to retain Gold status through the end of 2017.

In case you missed it, we also recently announced that Elevate Gold members can enjoy free access to our new high-speed ViaSat WiFi through to December 31, 2016. We encourage Elevate Gold members to check their email accounts for a promotional email from Virgin America with free ViaSat WiFi promo codes. You can also use the ViaSat portal live chat once in-flight for assistance starting a free session.

Since announcing that Virgin America has agreed to be acquired by Alaska Airlines, we’ve received an outpouring of support from many Elevate members about their love for Virgin America and the flying experience, for which we are incredibly humbled and grateful. Please be assured that you will not see any changes during the next several months – and potentially until the end of the year – until the merger receives regulatory and shareholder approval. Furthermore, there will likely be no significant changes to your flying experience for as many as 18 months or more while the two airlines merge into one. For more information, you can find the latest Q&A on the acquisition on our website.

If you have any further questions, please call us anytime on 1.877.FLY.VIRGIN (877.359.8474). If you’re an Elevate Silver or Elevate Gold member, you can contact us by calling your exclusive reservation line, or send an email to your dedicated email address—available once you log into your Elevate account.

We look forward to welcoming you onboard soon.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America Inc. (“Virgin America”) with a wholly-owned subsidiary of Alaska Air Group, Inc. (“Alaska Air Group”). On April 22, 2016, Virgin America filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the merger. When completed, a definitive proxy statement will be filed with the SEC and mailed to stockholders of Virgin America and will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, is set forth in the preliminary proxy statement filed on April 22, 2016, as may be updated or supplemented by the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group, Virgin America and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations and services of Virgin America. Virgin America cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Virgin America are described in greater detail in Virgin America’s SEC filings, including Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Virgin America makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.